    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                  FIRST AMENDMENT TO NETWORK SERVICES AGREEMENT


       THIS FIRST AMENDMENT to the Network Services Agreement (the "AMENDMENT"), effective as of January 8, 2002 (the "AMENDMENT EFFECTIVE DATE") is made by and between America Online, Inc., a Delaware corporation with offices at 22000 AOL Way, Dulles, Virginia 20166 ("AOL"), and Genuity Solutions Inc. (formerly, BBN Corporation), a Massachusetts corporation with offices at 225 Presidential Way, Woburn, Massachusetts 01801 ("GENUITY").

RECITALS

       WHEREAS, AOL and BBN Corporation entered into that certain Network Services Agreement, effective as of December 31, 1999 (the "AGREEMENT");

       WHEREAS, on May 19, 2000, BBN Corporation changed its name to Genuity Solutions Inc.;

       WHEREAS, pursuant to the terms of the Agreement, as amended hereby, AOL agrees to purchase and Genuity agrees to provide those certain Dial-Up Access Services through December 31, 2006, those certain Other Services through December 31, 2005 and those certain Broadband Backhaul Services for DSL through December 31, 2004; and

       WHEREAS, AOL and Genuity both desire to modify certain terms of the Agreement, as provided herein.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, AOL and Genuity agree as follows:

TERMS

1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings given thereto in the Agreement. Defined terms in this Amendment shall be deemed incorporated into the Agreement.

2.     RELEASE OF OBLIGATIONS.

       2.1. INTERNATIONAL PURCHASE COMMITMENT. Genuity hereby releases AOL from any and all of its obligations under Section 2.8(c) of Schedule B of the Agreement (such obligations, collectively, the "RELEASED INTERNATIONAL PURCHASE COMMITMENT"). Section 2.8(c) of Schedule B of the Agreement is hereby deleted in its entirety.

       2.2. DIAL-UP PURCHASE COMMITMENT. Genuity hereby releases AOL from any and all of its obligations with respect to Sections 2(c) and 2(d) of Exhibit B-1 of the Agreement (such obligations, collectively, the "RELEASED DIAL-UP PURCHASE COMMITMENT"). The parties hereby acknowledge and agree that AOL has satisfied all of its obligations with respect to the Dial-Up Purchase Commitment under Sections 2(a) and 2(b) of Exhibit B-1 of the Agreement and shall have no further obligations thereunder.

       2.3. OTHER BROADBAND PURCHASE COMMITMENT. Genuity hereby releases AOL from any and all of its obligations under Section 2.2 of Exhibit C-1 of the Agreement (such obligations, collectively, the "RELEASED OTHER BROADBAND PURCHASE COMMITMENT"). Section 2.2 of Exhibit C-1 of the Agreement is hereby deleted in its entirety. Notwithstanding anything to the contrary in the Agreement, Genuity shall have no obligation to offer or provide to AOL Broadband Backhaul Services; PROVIDED, HOWEVER, that Genuity shall continue to provide Broadband Backhaul Services for DSL in accordance with Schedule C of the Agreement. In the event that Genuity agrees to provide to AOL Broadband Backhaul Services other than for DSL (I.E., Broadband Backhaul Services for broadband traffic received from cable networks, wireless networks, satellite networks, or other technologies excluding DSL traffic originating from the public switched telephone network) (the

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    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

            "OTHER BROADBAND SERVICES") from time to time under the Agreement, the parties agree that the pricing set forth in Exhibit C-2 of the Agreement shall not apply, and that the pricing for such Other Broadband Services shall be as mutually agreed in writing by Genuity and AOL on a case-by-case basis PROVIDED, HOWEVER, that the pricing set forth in Exhibit C-2 shall still apply to the provision of Broadband Backhaul Services for DSL.

3. AMENDED DIAL-UP PURCHASE COMMITMENT. In lieu of AOL's prior obligations with respect to Sections 2(c) and 2(d) of Exhibit B-1 of the Agreement, AOL commits to maintain a minimum of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports commencing on the Amendment Effective Date and continuing through [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] ("INITIAL COMMITMENT") and a minimum of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports commencing [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and continuing through the remainder of the Term ("REDUCED COMMITMENT") (such commitments shall be collectively referred to as the "AMENDED DIAL-UP PURCHASE COMMITMENT"); provided that AOL's rights to decommission Dedicated Dial-Up Access Ports are subject to Section 8.2 of Schedule B of the Agreement, as amended hereby. For the avoidance of doubt, the parties acknowledge and agree that as of the Amendment Effective Date, Genuity is providing [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports as further described in Attachment A to this Amendment. The term "Amended Dial-Up Purchase Commitment" shall be substituted in lieu of the term "Dial-Up Purchase Commitment" throughout the Agreement, effective from and after the Amendment Effective Date.

4. DECOMMISSIONING. Section 8.2 of Schedule B of the Agreement is hereby deleted and replaced in its entirety with the following:


       "8.2. DECOMMISSIONING OF DEDICATED DIAL-UP ACCESS PORTS.

            (a) REDUCTION OF OTHER VENDORS' DECOM SHARE. Beginning [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], Customer may decommission Dedicated Dial-Up Access Ports that contribute to the satisfaction of the Amended Dial-Up Purchase Commitment (that is, Customer may (1) decommission any ports included in the Initial Commitment (I.E., [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports); and (2) decommission any number of ports that would cause the total number of ports to fall below the Reduced Commitment (I.E., [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports), without liability, subject to the following:

                   (i) Customer will provide one hundred twenty (120) days prior written notice of the calling areas in which Dedicated Dial-Up Access Ports are to be decommissioned, as well as the associated quantities of Dedicated Dial-Up Access Ports to be decommissioned in each such area (E.G., Customer may decommission ports on [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] pursuant to this Section 8.2(a) as long as Customer provides Vendor notice 120 days prior to such date);

                   (ii) the Vendor Decom Share for a calendar quarter shall not (in the cumulative and not more than a de minimis amount) exceed the Other Vendors' Decom Share for such quarter;

                   (iii) the decommissioning of Dedicated Dial-Up Access Ports pursuant to this Section 8.2(a) shall not materially change Customer's proportional distribution of Dedicated Dial-Up Access Ports across Existing Calling Areas; and

                   (iv) if the decommissioning of Dedicated Dial-Up Access Ports pursuant to this Section 8.2(a) causes the aggregate number of Dial-Up Access Ports to fall below [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]

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    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                          percent ([*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] %) of the number of Dedicated Dial-Up Access Ports comprising the Initial Commitment (I.E., fewer than [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports), then Vendor may, upon six (6) months' prior notice to Customer, terminate this Schedule B. Commencing upon such termination, Vendor shall provide Transition Assistance pursuant to
                          Section 13.4 of the Master Agreement.

            (b) RAMP DOWN FROM INITIAL COMMITMENT TO REDUCED COMMITMENT. Notwithstanding Section 8.2(a) of this Schedule B, beginning [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], Customer may decommission Dedicated Dial-Up Access Ports in excess of the Reduced Commitment (I.E., [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports), without liability, subject to the following:

                   (i) Customer will provide one hundred twenty (120) days prior written notice of the calling areas in which Dedicated Dial-Up Access Ports are to be decommissioned, as well as the associated quantities of Dedicated Dial-Up Access Ports to be decommissioned in each such area (E.G., Customer may decommission ports on [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] pursuant to this Section 8.2(b) as long as Customer provides Vendor notice 120 days prior to such date);

                   (ii) Customer will not decommission more than [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports per calendar month; and

                   (iii) the decommissioning of Dedicated Dial-Up Access Ports pursuant to this Section 8.2(b) shall not materially change Customer's proportional distribution of Dedicated Dial-Up Access Ports across Existing Calling Areas;

                   PROVIDED, HOWEVER, that AOL and Genuity agree to meet in [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to begin discussing and negotiating in good faith a plan for implementing the decommissioning, if any.

            (c) REDUCTION OF DEDICATED DIAL-UP ACCESS PORTS IN EXCESS OF AMENDED DIAL-UP PURCHASE COMMITMENT. Notwithstanding Sections 8.2(a) and 8.2(b) of this Schedule B, Customer may decommission any Dedicated Dial-Up Access Ports ordered in excess of those necessary to satisfy the Amended Dial-Up Purchase Commitment, without liability subject to the following:

                   (i) Customer will provide one hundred twenty (120) days prior written notice of the calling areas in which Dedicated Dial-Up Access Ports are to be decommissioned, as well as the associated quantities of Dedicated Dial-Up Access Ports to be decommissioned in each such area;

                   (ii) Customer may decommission Dedicated Dial-Up Access Ports pursuant this Section 8.2(c) only to the extent that the first day of the month in which Final Acceptance occurred for such ports is at least twelve
                          (12) months prior to the decommissioning date requested by Customer pursuant to this Subsection (c);

                   (iii) Customer will not decommission more than [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports per calendar month; and

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                   (iv) the decommissioning of Dedicated Dial-Up Access Ports pursuant to this Section 8.2(c) shall not materially change Customer's proportional distribution of Dedicated Dial-Up Access Ports across Existing Calling Areas.

            (d) Customer shall not be responsible for any charges for a Dedicated Dial-Up Access Port to the extent such charges correspond to the time after the requested decommissioning date of which Customer provides Vendor with notification pursuant to this Schedule B."

5. AMENDED OTHER SERVICES PURCHASE COMMITMENT. Schedule D of the Agreement is hereby deleted and replaced in its entirety with the following:

       "1. AMENDED OTHER SERVICES PURCHASE COMMITMENT. During the period beginning on the Amendment Effective Date and ending on December 31, 2005 ("OTHER SERVICES TERM"), Customer or a Customer Affiliate agrees to order from Vendor services (excluding Dial-Up Access Services, Broadband Backhaul Services for DSL and Dial-Up Access Services provided outside of the United States) (such services to be ordered the "OTHER SERVICES") such that the aggregate charges paid to Vendor and Vendor's Affiliates for such Other Services are equal to or greater [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (subject to the provisions of this Section 1 and as set forth in Section 2 below) (such commitment the "AMENDED OTHER SERVICES PURCHASE COMMITMENT"); PROVIDED, HOWEVER, that the Amended Other Services Purchase Commitment shall be subject to the following:

            (a) AVAILABILITY OF SERVICES AND QUARTERLY UPDATES. Vendor hereby agrees that (i) the Other Services set forth in Exhibits D-1 and D-2 attached hereto (as may be amended by Vendor from time to time) shall be available for ordering by Customer and any Customer Affiliate during the Other Services Term, (ii) during the first calendar month of each calendar quarter during the Other Services Term, Vendor shall provide to Customer an updated list of Other Services available for ordering by Customer and any Customer Affiliate during the Other Services Term ("QUARTERLY SERVICES UPDATE"); and (iii) any Other Service which Vendor offers or provides, or is able to offer or provide, on or after the Amendment Effective Date shall be available for ordering by Customer and any Customer Affiliate during the Other Services Term; PROVIDED, HOWEVER, that subject to Section 1(b) below, nothing herein shall prevent Vendor from discontinuing the offering of any of the Other Services set forth in Exhibits D-1 and D-2 or in any Quarterly Services Update.

            (b) DISCONTINUANCE OF PRIMARY SERVICES. In the event that Vendor discontinues, during the Other Services Term, offering any of the Primary Services (as defined below), then such discontinued Primary Service shall still be deemed to be an Available Service (as defined below), and to the extent Customer or any Customer Affiliate subsequently orders Third Party Replacement Services (as defined below) from a third party vendor any time during the Other Services Term, then upon the provision of notice to Vendor (and to Vendor's designated Account Manager) in accordance with Section 16.4 of the Master Agreement:

                   (i) The Amended Other Services Purchase Commitment shall be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as of the date on which Customer places a firm order for Third Party Replacement Services, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] PROVIDED, HOWEVER, that (A) the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the Amended Other Services Purchase Commitment shall be verified (and adjusted, as necessary) as of the end of each Biannual Period immediately following the Biannual Period in which a firm order is placed by Customer or a Customer Affiliate for the applicable Third Party Replacement Services (or sooner to the extent provided for in Section 2(c)(i) below); and (B) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall be equal to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and for which (1) Customer has been [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                          APPLICATION FOR CONFIDENTIAL TREATMENT] or (2) in the case of leased services, Customer has, at a minimum, received its [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as certified by an officer of Customer (Vice President level or higher), with such certification to be accompanied by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to allow Vendor to calculate and ascertain the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] provided that [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as appropriate in Customer's sole discretion. In the event Customer has recurring payment obligations for Third Party Replacement Services provided on a recurring basis (E.G., leased services), [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall contribute to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the Amended Other Services Purchase Commitment for the Biannual Period [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] even if Customer [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] beyond the period [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the end of the Biannual Period in which such Third Party Replacement Services are ordered.

                   (ii) No [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the Amended Other Services Purchase Commitment shall be made with respect to any of the Primary Services that are [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] which are discontinued by Vendor or a Vendor Affiliate because the provision of such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] causes Vendor or a Vendor Affiliate to be subject to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as a provider of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] if such Vendor or Vendor Affiliate is not otherwise subject to such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

                   (iii) The parties agree that for purposes of this Section 1(b), notice may be provided by email under Section
                          16.4 of the Master Agreement and shall be deemed duly received upon receipt.

            (c) FULFILLMENT OF AMENDED OTHER SERVICES PURCHASE COMMITMENT. To fulfill its Amended Other Services Purchase Commitment, Customer or a Customer Affiliate may request the provision by Vendor of an Available Service (that is Other Services (x) set forth in Exhibits D-1 and D-2 attached hereto (for example, purchases by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall contribute to the Amended Other Services Commitment, provided [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] is a then-current Customer Affiliate), (y) set forth in any Quarterly Services Update, or (z) which Vendor offers or provides, or is able to offer or provide, on or after the Amendment Effective Date (for example, purchases by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for any service which Vendor offers or provides or is able to offer or provide Services shall contribute to the Amended Other Services Commitment, provided [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] is a then-current Customer Affiliate); PROVIDED, HOWEVER, that if any of the Other Services set forth in Exhibits D-1 or D-2 or in any Quarterly Update contain (i) a [*MATERIAL OMITTED

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    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                   AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or (ii) a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall be available as an offering to Customer, then Customer may only request such Other Services in such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (subject to the terms and conditions contained in Exhibits D-1 and D-2 and in any Quarterly Services Update). In the event no specific city for certain Other Services is listed in Exhibits D-1 or D-2 or in any Quarterly Services Update, Vendor will offer such services only [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] unless otherwise specified. In the event no specific [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for certain Other Services is listed in Exhibits D-1 or D-2 or in any Quarterly Services Update, Vendor will offer such services as of the Amendment Effective Date (for Other Services listed on Exhibits D-1 and D-2) and as of the date of the Quarterly Services Update (for Other Services offered by Vendor after the Amendment Effective Date). For avoidance of doubt, Customer may request end-to-end Services to and from specific geographic locations (such as, by way of example, to and from certain POPs or colocation facilities) which are not listed on Exhibit D-2 and such Services shall contribute to Customer's Amended Other Services Purchase Commitment, provided such Services are offered by Vendor in the specific city in which the POP or colocation facility is located.

            (d) PROCESS FOR REQUESTING SERVICES; MARKET COMPETITIVE PRICING FOR PRIMARY SERVICES. At any time during the Other Services Term, Customer may provide notice to Vendor (and to Vendor's designated Account Manager), in accordance with Section 16.4 of the Master Agreement, of a request that Vendor present Customer with an offer to provide a particular type of Service set forth in Exhibits D-1 and D-2 or in a Quarterly Services Update (each such notice an "OTHER SERVICES REQUEST NOTICE"). In each Other Services Request Notice, Customer shall provide Vendor with sufficient information regarding Customer's [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and, if applicable, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] requirements to enable Vendor to present a competitive offer for the requested Service. To the extent feasible and subject to confidentiality restrictions, the Other Services Request Notice shall also include additional information that Customer has relating to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (as defined below) sufficient to enable Vendor to present a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (as defined below). If the Service requested in the Other Services Request Notice is an Available Service, then the following offer process shall take place:

                   (i) Within fourteen (14) calendar days following receipt by Vendor of an Other Services Request Notice (the "REQUESTING PERIOD"), Vendor shall either (A) present Customer with a written offer to provide the requested Service, containing sufficient technical, business, and pricing information to enable Customer to evaluate the offer, or (B) notify Customer in writing that it declines to bid on the Service, in which case, if the Service is a Primary Service, the Amended Other Services Purchase Commitment shall be subject to reduction as specified in Section 1(e) below.

                   (ii) Within [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following receipt of Vendor's written offer for the Service (the "REVIEW PERIOD"), Customer shall provide Vendor with written notice (a "FIRST RESPONSE NOTICE") indicating whether Customer accepts or declines Vendor's offer. In the event Customer declines Vendor's offer because of a reasonable determination solely by Customer that Vendor's offer is not a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] then Customer shall include in the First Response Notice sufficient additional technical, [*MATERIAL OMITTED AND

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                          SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] information (including applicable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] information in Customer's possession) (to the extent feasible and subject to confidentiality restrictions) to enable Vendor (A) to ascertain the validity of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] information in Customer's possession, and (B) to make, in Vendor's discretion, such adjustments to its initial offer to make it a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

                   (iii) Within [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following receipt of a First Response Notice from Customer (the "ADJUSTMENT PERIOD"), Vendor shall either (A) present Customer with an adjusted written offer ("SECOND BID") to provide the requested Service, or (B) notify Customer in writing that it declines to submit a Second Bid, in which case, if the Service is a Primary Service, the Amended Other Services Purchase Commitment shall be subject to reduction as specified in Section 1(e) below.

                   (iv) If Vendor presents a Second Bid during the Adjustment Period, then within [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of receipt thereof, Customer shall provide Vendor with written notice (a "SECOND RESPONSE NOTICE") indicating whether Customer accepts or declines Vendor's Second Bid. In the event Customer declines Vendor's Second Bid because of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Customer that Vendor's Second Bid is not a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and if the Service is a Primary Service, then the Amended Other Services Purchase Commitment shall be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as specified in Section 1(e) below.

                   (v) The parties agree that for purposes of this Section 1(d), notice may be provided by email under Section
                          16.4 of the Master Agreement and shall be deemed duly received upon receipt.

            (e) NO BIDS AND NON-MARKET COMPETITIVE OFFERS FOR PRIMARY SERVICES. In the event that Vendor receives an Other Services Request Notice for a Primary Service during the Other Services Term, and (i) Vendor declines to present an offer for such Primary Service during the Requesting Period, (ii) Vendor declines to submit a Second Bid for such Primary Service during the Adjustment Period, or (iii) Customer declines Vendor's Second Bid for such Primary Service because of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Customer that Vendor's Second Bid is not a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (each such event a "THIRD PARTY SERVICE TRIGGERING EVENT"), then to the extent that Customer or any Customer Affiliate subsequently orders Third Party Replacement Services from a third party vendor not later than [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following the last day of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in which the Third Party Service Triggering Event occurs, then upon the provision of notice to Vendor (and to Vendor's designated Account Manager) in accordance with Section 16.4 of the Master Agreement:

                   (i) The Amended Other Services Purchase Commitment shall be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as of the date on which Customer places a firm order for Third Party Replacement Services, by the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the Services ordered by Customer or a Customer Affiliate from a third party

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                          vendor for the provision of the applicable Third Party Replacement Services; PROVIDED, HOWEVER, that (A) the calculation of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the Amended Other Services Purchase Commitment shall [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (and adjusted, as necessary) as of the end of each [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] immediately following the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in which a firm order is placed by Customer or a Customer Affiliate for the applicable Third Party Replacement Services (or sooner to the extent provided for in Section 2(c)(i) below); and (B) the amount of any such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the Amended Other Services Purchase Commitment shall be equal to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the Third Party Replacement Services ordered by Customer during the applicable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and for which
                          (1) Customer has been invoiced by the third party vendor [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following the end of such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or (2) in the case of leased services, Customer has, at a minimum, received its initial invoice from the third party vendor within [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following the end of such[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], as certified by an officer of Customer (Vice President level or higher), with such certification to be accompanied by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] reasonably sufficient to allow Vendor to calculate and ascertain the amount [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the Amended Other Services Purchase Commitment (including, without limitation, information and documentation [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], if applicable), provided that [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. In the event Customer has recurring payment obligations for Third Party Replacement Services provided on a recurring basis (E.G., leased services), [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] such Third Party Services shall [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the Amended Other Services Purchase Commitment for the Biannual Period in which such invoice is received by Customer, even if Customer is invoiced and/or continues to be invoiced beyond the period ending [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following the end of the Biannual Period in which such Third Party Replacement Services are ordered.

                   (ii) The parties agree that for purposes of this Section 1(e), notice may be provided by email under Section
                          16.4 of the Master Agreement and shall be deemed duly received upon receipt.

            (f) REDUCTION FOR FAILURE TO TIMELY OFFER SERVICES. In the event Vendor is unable to offer an Other Service to Customer by (a) the date specified in Exhibits D-1 or D-2 or in any Quarterly Services Update (subject to the terms and conditions contained in Exhibits D-1 and D-2 and in any Quarterly Services Update) or (b) as of the Amendment Effective Date (where no date is specified in Exhibits D-1 and D-2) or (c) as of the date of the Quarterly Services Update (where no date is specified for the Services therein) (such Service a "DELAYED SERVICE"), then such Delayed Service shall still be deemed to be an Available Service and to the extent Customer or any Customer Affiliate subsequently purchases Third Party Replacement Services from a third party vendor, any time during the Other Services Term at which Vendor remains unable to offer such Other Service to Customer and timely deliver, then upon the provision of notice to Vendor (and to Vendor's designated Account Manager) in accordance with Section 16.4 of the Master Agreement:

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                   (i) The Amended Other Services Purchase Commitment shall be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as of the date on which Customer places a firm order for Third Party Replacement Services, by the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the Services ordered by Customer or a Customer Affiliate from a third party vendor for the provision of the applicable Third Party Replacement Services corresponding[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]; PROVIDED, HOWEVER, that (A) the calculation of any such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Amended Other Services Purchase Commitment shall be verified (and adjusted, as necessary) as of the end of each Biannual Period immediately following the Biannual Period in which a firm [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (or sooner to the extent provided for in Section 2(c)(i) below); and (B) the amount of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Amended Other Services Purchase Commitment shall be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Third Party Replacement Services ordered by Customer during the applicable Biannual Period and for which (1) Customer has been invoiced by the third party vendor [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following the end of such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or (2) in the case of leased services, Customer has, at a minimum, received its initial invoice from the third party vendor [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following the end of such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as certified by an officer of Customer (Vice President level or higher), with such certification to be accompanied by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] reasonably sufficient to allow [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to calculate and ascertain the amount [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Amended Other Services Purchase Commitment, provided that such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall be redacted as appropriate in Customer's sole discretion. In the event Customer has recurring payment obligations for Third Party Replacement Services provided on a recurring basis (E.G., leased services), [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Third Party Services shall contribute [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the Amended Other Services Purchase Commitment for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in which such invoice is received by Customer, even if Customer is invoiced and/or continues to be invoiced beyond the period ending [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following the end of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in which such Third Party Replacement Services are ordered.

                   (ii) The parties agree that for purposes of this Section 1(f), notice may be provided by email under Section
                          16.4 of the Master Agreement and shall be deemed duly received upon receipt.

       2.   PAYMENT FOR OTHER SERVICES.

            (a) BIANNUAL PAYMENT AMOUNTS. Subject to other terms set forth in this Agreement (including without limitation Customer's right to reduce its Amended Other Services Purchase Commitment), the aggregate annual dollar amount of Other Services ordered by Customer from Vendor and/or Vendor's Affiliates during each year of the Other Services Term shall be equal to

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                   or greater than [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] dollars ($[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) per year for calendar years 2002, 2003 and 2004 and equal to or greater than [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] dollars ($[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) for calendar year 2005; PROVIDED, HOWEVER, that Customer agrees to order from Vendor a minimum dollar amount of Other Services (subject to Customer's right to reduce the Amended Other Services Purchase Commitment as set forth in this Schedule D) in respect of each six (6) month period in years 2002, 2003, 2004 and 2005 (each such six (6) month period, a "BIANNUAL PERIOD") of each such calendar year of the Other Services Term (each such payment during a Biannual Period, a "BIANNUAL PAYMENT AMOUNT"), as set forth in the table below:

                              ----------------------------------------- --------------------------------
                                          Biannual Period                   Biannual Payment Amount
                                     (SIX MONTH PERIOD ENDING)
                              ----------------------------------------- --------------------------------
                              June 30, 2002                             $[*MATERIAL OMITTED AND
                                                                        SEPARATELY FILED PURSUANT TO
                                                                        AN APPLICATION FOR
                                                                        CONFIDENTIAL TREATMENT]
                              ----------------------------------------- --------------------------------
                              December 31, 2002                         $[*MATERIAL OMITTED AND
                                                                        SEPARATELY FILED PURSUANT TO
                                                                        AN APPLICATION FOR
                                                                        CONFIDENTIAL TREATMENT]
                              ----------------------------------------- --------------------------------
                              June 30, 2003                             $[*MATERIAL OMITTED AND
                                                                        SEPARATELY FILED PURSUANT TO
                                                                        AN APPLICATION FOR
                                                                        CONFIDENTIAL TREATMENT]
                              ----------------------------------------- --------------------------------
                              December 31, 2003                         $[*MATERIAL OMITTED AND
                                                                        SEPARATELY FILED PURSUANT TO
                                                                        AN APPLICATION FOR
                                                                        CONFIDENTIAL TREATMENT]
                              ----------------------------------------- --------------------------------
                              June 30, 2004                             $[*MATERIAL OMITTED AND
                                                                        SEPARATELY FILED PURSUANT TO
                                                                        AN APPLICATION FOR
                                                                        CONFIDENTIAL TREATMENT]
                              ----------------------------------------- --------------------------------
                              December 31, 2004                         $[*MATERIAL OMITTED AND
                                                                        SEPARATELY FILED PURSUANT TO
                                                                        AN APPLICATION FOR
                                                                        CONFIDENTIAL TREATMENT]
                              ----------------------------------------- --------------------------------
                              June 30, 2005                             $[*MATERIAL OMITTED AND
                                                                        SEPARATELY FILED PURSUANT TO
                                                                        AN APPLICATION FOR
                                                                        CONFIDENTIAL TREATMENT]
                              ----------------------------------------- --------------------------------
                              December 31, 2005                         $[*MATERIAL OMITTED AND
                                                                        SEPARATELY FILED PURSUANT TO
                                                                        AN APPLICATION FOR
                                                                        CONFIDENTIAL TREATMENT]
                              ----------------------------------------- --------------------------------

            (B) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. If the amount ordered by Customer for Other Services pursuant to this Schedule D during any Biannual Period [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the Biannual Payment Amount for the corresponding Biannual Period [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                   CONFIDENTIAL TREATMENT] then Vendor shall [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] toward the Biannual [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the subsequent Biannual Period(s) until the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL Treatment]. For avoidance of doubt, the aggregate amount for any Other Services ordered in the Biannual Period ending June 30, 2002 [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for the Biannual Period ending December 31, 2002 and the subsequent period, if such amount [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] dollars ($[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]).

                   (i) EXAMPLE: For example (and assuming [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the Amended Other Services Purchase Commitment), if during the Biannual Period ending June 30, 2003, Customer has ordered from Vendor $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in Other Services, then [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] would be required by Customer in respect of such Biannual Period, and the Customer would be entitled to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the amount of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in orders for Other Services [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] applicable Biannual Payment Amount of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] would be applied toward the Biannual Payment Amount due for the next Biannual Period ending December 31, 2003. If, at the end of the next following Biannual Period ending December 31, 2002 (and assuming [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the Amended Other Services Purchase Commitment), Customer has ordered [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in Other Services, then the Customer would be required to pay Vendor [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (as defined below) for such Biannual Period in the amount of $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (I.E., $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] orders for Other Services, plus $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the previous Biannual Period, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] applicable Biannual Payment Amount of $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and no [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] would remain for [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Biannual Periods.

            (C) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Subject to other terms set forth in this Agreement, in the event (i) the Biannual Payment Amount corresponding to an applicable Biannual Period is greater than (ii) the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] orders from Customer to Vendor for Other Services during the applicable Biannual Period, plus
                   (B) the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Amended Other Services Purchase Commitment [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the applicable Biannual Period in accordance with the provisions of Sections 1(b), 1(e) and 1(f) of this Schedule D, plus any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (as defined below) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to date

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                   (but excluding all amounts, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] previously utilized[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]), plus
                   (C) any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] that has been carried forward from previous Biannual Periods (the aggregate sum of (A), (B), and (C), collectively, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] then Vendor may invoice Customer for [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in an amount equal to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] percent ([*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL Treatment]%) of the difference between the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] corresponding to the applicable Biannual Period minus the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for such Biannual Period [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall be calculated and invoiced in accordance with the following procedures:

                   (i) Vendor shall provide Customer with an invoice for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for an applicable Biannual Period within [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the end of the next following Biannual Period, and Customer shall pay the full amount, less any amounts disputed in good faith, within [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of receipt of such invoice. By way of example, the invoice for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for the Biannual Period ending June 30, 2002 shall be due on or before [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] provided Customer received the invoice no later than [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. In the event there is complete certainty as to any or all of the amount [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Remedy owed to Vendor at the end of any Biannual Period, then Vendor may invoice Customer within [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following the end of such Biannual Period for payment of such certain amount. For example (assuming no [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Amended Other Services Purchase Commitment), if, in the Biannual Period ending June 30, 2004, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Customer does not order any Other Services from Vendor, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Customer is not invoiced (from a third party vendor) for any Third Party Replacement Services during the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Customer has no unutilized [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or unutilized [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] from previous Biannual Periods, then Vendor may invoice Customer for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] on or before [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

                   (ii) In calculating the amount of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in each Biannual Period, to the extent that the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the Amended Other Services Purchase Commitment in accordance with Sections 1(b), 1(e) and 1(f) of this Schedule D, from the Amendment Effective Date through the end of the applicable Biannual Period, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] that have actually been utilized

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                          in [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in any Biannual Period from the Amendment Effective Date through the end of the applicable Biannual Period, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

                   (iii)[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN
                        APPLICATION FOR CONFIDENTIAL TREATMENT] is final and non-recoverable, and may not be used to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] payments owed by Customer under this Schedule D or otherwise.

            (d) MEETINGS. For the purpose of (i) determining the Other Services Credit, the Commitment Reduction Credit, and/or the Take or Pay Remedy, if any, (ii) preparing the applicable Vendor invoice for the period following the conclusion of the applicable Biannual Period, and (iii) reducing the likelihood of an invoice or payment dispute, the parties agree to hold a meeting [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or before the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] following the end of each Biannual Period. Each party shall nominate one senior officer of the rank of Vice President or higher (or their designee) as its representative at these meetings. These representatives shall meet, at a mutually agreed location, and shall attempt in good faith to agree on the appropriate calculations for determining the Other Services Credit, the Commitment Reduction Credit, and/or the Take or Pay Remedy, if any, for the applicable Biannual Period. These representatives agree to share necessary and appropriate information, including [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] information (to the extent feasible and subject to confidentiality restrictions), to enable each party to determine the appropriate invoice amounts, including the applicable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to be included on the invoice for the applicable Biannual Period.

       3.   Definitions.

            (a) As used herein, "AVAILABLE SERVICE" means (i) any Service made available by Vendor in accordance with Exhibits D-1and D-2 as of the Amendment Effective Date; (ii) any Service made available by Vendor after the Amendment Effective Date as specified in any Quarterly Services Update; and (iii) any Other Service which Vendor offers or provides, or is able to offer or provide, on or after the Amendment Effective Date.

            (b) As used herein, "COMPARABLE OTHER SERVICES" means any services that are [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to Customer or which are [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to Customer pursuant to a bona fide response to a request for proposal (RFP) or other solicitation by Customer, by a third party vendor (not including a Customer Affiliate), that are [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] any Available Service that may be requested by Customer from Vendor pursuant to an Other Services Request Notice (including comparable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] comparable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] comparable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and other comparable[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]; PROVIDED, HOWEVER, that the Other Services Request Notice and the RFP or other solicitation by Customer to the third party vendor for the

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                   Comparable Other Services [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. For avoidance of doubt, for purposes of determining whether a service is a Comparable Other Service, Customer will [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (as set forth in the RFP or other solicitation) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

            (c) As used herein, "MARKET COMPETITIVE OFFER" means, with respect to a Customer request for the provision of certain specified Other Services by Vendor by a specified delivery date, a bona fide offer by Vendor to provide an Available Service at [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

            (d) As used herein, "MARKET COMPETITIVE PRICING" means the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] price offered to Customer for Comparable Other Services; PROVIDED, HOWEVER, that if the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] price offered to Customer by a vendor of Comparable Other Services is (i) a price that is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for providing such Comparable Other Services, (ii) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for providing such Comparable Other Services, (iii) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] which is intended to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for providing such Comparable Other Services, or (iv) a price offered by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], then such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] price shall not be deemed valid Market Competitive Pricing.

            (e) As used herein, "PRIMARY SERVICES" means any of those certain Other Services that are (i) listed by city in Exhibit D-2, or
                   (ii) listed in any Quarterly Services Update and specifically identified as "Exhibit D-2 Services" therein.

            (f) As used herein, "THIRD PARTY REPLACEMENT SERVICES" means any Comparable Other Services actually purchased by Customer or any Customer Affiliate from a third party vendor that are comparable to a Primary Service (i) which Vendor has discontinued during the Other Services Term, (ii) for which Vendor declines to present an offer during the Requesting Period or declines to submit a Second Bid during the Adjustment Period, (iii) for which Customer declines Vendor's Second Bid because of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] that Vendor's Second Bid is not a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], or (iv) which is a Delayed Service.

       4.   Schedule D Dispute Resolution.

            (a) EXECUTIVE ESCALATIONS. In the event any dispute arising out of or related to any matter set forth in Schedule D as amended hereby (including without limitation any dispute relating to (i) the validity of a determination by Customer that an offer is not a Market Competitive Offer, or (ii) the validity or amount of any reduction by Customer in the Amended Other Services Purchase Commitment) cannot be resolved to the satisfaction of both parties, then each party shall nominate one senior officer of the rank of Vice President or higher (or their designee) as its representative for purposes of attempting to resolve the dispute (the "EXECUTIVE ESCALATIONS"). These representatives shall meet in person and shall attempt in good faith to resolve the dispute and agree to use good faith efforts to share suitable information (to the extent feasible and subject to confidentiality restrictions) that would reasonably enable the parties to determine matters arising under Schedule D (such as whether an offer is a Market Competitive Offer or the validity or amount of any proposed reduction by

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                   Customer in the Amended Other Services Purchase Commitment). Such representatives shall meet, at a mutually agreed location, within ten (10) business days from the date on which either party delivers written notice of the need to resolve any dispute pursuant to this Section 4(a) of Schedule
                   D. This procedure shall be a required prerequisite before either party may seek resolution of the dispute through arbitration under Section 4(b) below. The foregoing notwithstanding, the parties may agree to pursue any other additional mutually acceptable dispute resolution method, but such pursuit shall not be construed to modify or eliminate the prerequisite stated in this Section 4(a).

            (b) BINDING ARBITRATION. The parties agree that to the extent a dispute exists between them relating to the matters set forth in Schedule D following the conclusion of the Executive Escalations set forth in Section 4(a) of this Schedule D, either party may demand, by written notice to the other party, that such dispute be submitted to binding arbitration by a single arbitrator.

                   (i) PROCEDURE FOR ARBITRATION. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall take place in New York, New York. The arbitrator shall be an individual knowledgeable in the provision of network services, and shall be chosen by mutual agreement of the parties within ten (10) days from the date of the initial written demand for arbitration.

                   (ii) DISCOVERY. Discovery shall be permitted to the extent set out in this paragraph, and shall be controlled by the arbitrator. Each party may submit in writing to the other party, and the other party shall respond to, a maximum of any combination of thirty-five (35) (none of which may have subparts) of the following:
                          Interrogatories, Demands to Produce Documents, or Requests for Admission. Each party will be entitled to take the oral deposition of one (1) representative of the other party. Additional discovery may be permitted upon only mutual agreement of the parties, or upon order of the arbitrator for good cause shown. The arbitrator shall require that all permitted discovery be completed within forty-five (45) days of the initial written demand for arbitration.

                   (iii) ARBITRATION HEARING. The arbitration hearing shall commence within sixty (60) days of the initial written demand for arbitration. The arbitrator shall rule on the dispute by issuing a written opinion within thirty
                          (30) days after the close of the hearing. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

                   (iv) COSTS. Each party shall bear its own costs of the arbitration. The parties shall split equally the fees of the arbitration and the arbitrator.

            (c)    EQUITABLE REMEDIES. The parties agree that nothing in this
                   Section 4 shall be construed to prevent a party from instituting litigation in a court of competent jurisdiction to obtain preliminary injunctive relief or a temporary restraining order, as appropriate under applicable law."

6. WITHHELD AMOUNTS. As full and final settlement of all invoice and payment disputes with respect to Services rendered by Genuity through October 31, 2001, including without limitation all disputes relating to withheld amounts, and arising out of the New Dial-Up Market Price proposed by AOL on October 2, 2000 and subsequently disputed by Genuity (such disputes shall be collectively referred to as "PRICING DISPUTES"), AOL will pay Genuity [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] plus interest in the amount of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] dollars ($[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) on or before [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by wire transfer of immediately available funds.

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

7. INVOICING AND PAYMENT. With respect to Services rendered by Genuity on and after November 1, 2001, Genuity shall invoice for such Services and AOL shall pay such invoices in accordance with the terms of Section 9 of the Master Agreement (as amended hereby), and in accordance with the pricing specified in Section 8 of this Amendment.

8. AMENDED PRICES FOR DEDICATED DIAL-UP ACCESS PORTS. The prices set forth in Exhibit B-2 of the Agreement are hereby amended as follows:

       8.1 through [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], the monthly recurring charge for one (1) Dedicated Dial-Up Access Port will be as set forth in the Agreement (that is: the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports as set forth in Section 2(b) of Exhibit B-2 of the Agreement; and the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] will be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] per port for the remaining [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports as set forth in Section 3 of Exhibit B-2 of the Agreement);

       8.2 from and after [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], the monthly recurring charge for one (1) Dedicated Dial-Up Access Port (regardless of whether or not such port is an Existing Dedicated Dial-Up Access
            Port) (the "MONTHLY PORT CHARGE") will be as follows:

            (a) from [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] through[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], the Monthly Port Charge will be $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] per port for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports;

            (b) from [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] through [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], the Monthly Port Charge will be $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] per port for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports;

            (c) from [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] through [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] , the Monthly Port Charge will be $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] per port for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports, less the aggregate number of ports decommissioned, if any, pursuant to the Agreement, as amended; and

            (d) from [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] through the remaining Term of the Agreement, the Monthly Port Charge will be the lower of $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] per port for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports (less the aggregate number of ports decommissioned, if any, pursuant to the Agreement, as amended) or the New Dial-Up Market Price per port for

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

                   the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Dedicated Dial-Up Access Ports (less the aggregate number of ports decommissioned, if any, pursuant to the Agreement, as amended) as determined in accordance with Section 8.3(a) of Schedule B of the Agreement.

9. MARKET PRICE. AOL and Genuity agree that the earliest date that a market price adjustment pursuant to Section 8.3(a) of Schedule B of the Agreement may take effect is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and that the earliest date that AOL may provide Genuity with a New Dial-Up Market Price Notice is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

10.    RELEASE OF CLAIMS.

       10.1 Upon execution of this Amendment, Genuity on behalf of itself and all of its officers, directors, stockholders, employees, agents, successors, assigns, parent and subsidiary corporations, and related entities and affiliates (collectively, the "GENUITY RELEASING PARTIES"), hereby releases and irrevocably discharges AOL and all of AOL's officers, directors, stockholders, employees, agents, successors, assigns, parent and subsidiary corporations, and related entities and affiliates (collectively, the "AOL RELEASED PARTIES") from any and all complaints, claims, causes of action, suits, costs, losses, liabilities, damages, and demands of any kind, whether known or unknown (collectively, "CLAIMS"), which any of the Genuity Releasing Parties has alleged or could have alleged against any of the AOL Released Parties as of the Amendment Effective Date, which relate to, or arise from the subject matter of, the Released International Purchase Commitment, the Released Dial-Up Purchase Commitment, the Released Other Broadband Purchase Commitment and the Pricing Disputes (collectively, the "RELEASED CLAIMS").

       10.2 Upon execution of this Amendment, AOL, on behalf of itself and all of its officers, directors, stockholders, employees, agents, successors, assigns, parent and subsidiary corporations, and related entities and affiliates (collectively, the "AOL RELEASING PARTIES"), hereby releases and irrevocably discharges Genuity and all of Genuity's officers, directors, stockholders, employees, agents, successors, assigns, parent and subsidiary corporations, and related entities and affiliates (collectively, the "GENUITY RELEASED PARTIES") from any and all Claims, which any of the AOL Releasing Parties has alleged or could have alleged against any of the Genuity Released Parties as of the Amendment Effective Date, which relate to, or arise from the subject matter of, the Released Claims.

       10.3 Nothing herein shall be construed to release or discharge any of the AOL Released Parties or the Genuity Released Parties from any Claims that do not relate to, or do not arise from the subject matter of the Released Claims.

11. SUPPLIER PERFORMANCE. The following new Section 12.5 is added to the Master Agreement:

            "12.5 SUPPLIER PERFORMANCE. Vendor represents and warrants that it will notify Customer if, in the sole determination of Vendor, Vendor reasonably believes that the performance or non-performance of any of Vendor's suppliers may have a materially adverse impact on the ability of Vendor to meet any Service Levels under the Agreement."

12. EFFECTIVENESS OF AGREEMENT. Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Agreement, or any amendment or addendum thereto. In the event of any conflict between the Agreement, this Amendment or any other amendment or addendum thereof, the document later in time shall prevail.

13. OTHER TERMS. Except as provided in this Amendment, all other terms and conditions of the Agreement (including without limitation Section 8.3(b) of Schedule B of the Agreement) shall remain in full force and effect, and the parties hereto acknowledge that such terms and conditions are in full force and effect as of the date hereof.

    CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.41

14. COUNTERPARTS AND FACSIMILE DELIVERY. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same document. The parties may sign and deliver this Amendment by facsimile transmission. Each party agrees that the delivery of the Amendment by facsimile shall have the same force and effect as delivery of original signature pages and that each party may use such facsimile signatures as evidence of the execution and delivery of the Amendment by all parties to the same extent that an original signature could be used.


       IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be signed and delivered by its duly authorized representative as of the Amendment Effective Date.


America Online, Inc.                           Genuity Solutions Inc.

By: /s/ EDWARD M. PRINCE                  By: /s/ COLIN P. BEASLEY
   ---------------------------------         ----------------------------------


Name:  Edward M. Prince                   Name:  Colin Beasley
      ------------------------------            -------------------------------

Title: VP Business Affairs &              Title: Senior Vice President, Network
       Development                               Planning & Engineering
      ------------------------------            -------------------------------

Date:  January 8, 2002                    Date:  January 8, 2002
      ------------------------------            -------------------------------